CORPORATE
HIGH YIELD
FUND II, INC.









FUND LOGO










Annual Report

August 31, 1995

Officers & Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian & Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
KYT












This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.



Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

CORPORATE HIGH YIELD FUND II, INC.

The Benefits
And Risks of
Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Per Share Selected
Quarterly Financial
Data*
                                                                Net       Realized      Unrealized       Dividends
                                                             Investment    Gains          Gains       Net Investment
For the Period                                                 Income     (Losses)       (Losses)         Income
November 26, 1993++ to February 28, 1994                       $.31         $ .03         $  .17          $(.20)
March 1, 1994 to May 31, 1994                                   .38          (.04)         (1.69)          (.37)
June 1, 1994 to August 31, 1994                                 .37          (.13)          (.25)          (.37)
September 1, 1994 to November 30, 1994                          .35          (.24)          (.78)          (.36)
December 1, 1994 to February 28, 1995                           .38          (.11)           .53           (.39)
March 1, 1995 to May 31, 1995                                   .35          (.11)           .88           (.35)
June 1, 1995 to August 31, 1995                                 .32          (.07)           --++++        (.33)


                                                  Net Asset Value               Market Price**
For the Period                                    High        Low            High          Low            Volume***
November 26, 1993++ to February 28, 1994        $14.62       $14.14        $15.00         $13.875            772
March 1, 1994 to May 31, 1994                    14.43        12.75         14.375         12.25             942
June 1, 1994 to August 31, 1994                  12.99        12.30         13.625         11.875            736
September 1, 1994 to November 30, 1994           12.41        11.41         12.625         10.375          1,198
December 1, 1994 to February 28, 1995            12.00        11.09         12.125         11.00             887
March 1, 1995 to May 31, 1995                    12.55        11.63         12.75          11.625            744
June 1, 1995 to August 31, 1995                  12.63        12.32         12.75          12.00             845


  ++Commencement of Operations.
++++Amount is less than $.01 per share.
   *Calculations are based upon shares of Common Stock
    outstanding at the end of each period.
  **As reported in the consolidated transaction reporting system.
 ***In thousands.




DEAR SHAREHOLDER

The high-yield market held its own during the past six months. An improved Treasury market, better technicals and strong earnings reports pushed up high-yield bond prices at the beginning of the six-month period ended August 31, 1995. During the past six months, a heavy new-issue calendar and concerns about cyclical earnings slowdown moderated high-yield performance. For the six months ended August 31, 1995, the total return on the unmanaged Merrill Lynch
High Yield Master Index was +9.7%, slightly outpacing the ten-year Treasury bond at +9.7%, and falling behind the +16.8% total return of the Standard & Poor's 500 Index.

Overall, bonds in the higher rating categories outperformed those in the lower rating categories, as BB bonds generally are tied more closely to Treasury yields and lower-rated bonds are more dependent on earnings prospects. The best-performing sectors in the high-yield market during the past six months were airlines, homebuilders, utilities and media. Improved returns for these sectors primarily reflect a more optimistic fundamental environment, especially for airlines. Cyclical sectors, such as paper, surged early in the year, then slowed in the face of mounting evidence of an economic slowdown. The retail sector underperformed throughout the six months ended August 31, 1995.

Our view is that the high-yield market will not move dramatically over the next few months. We believe that high-yield issues are fairly valued relative to Treasury securities and that Treasury markets will remain in a fairly narrow range through the end of the year. Support for the market will come from the ongoing inflows of cash to mutual funds as well as from credit improvement through initial public offerings and equity infusions. However, the economic slowdown may lead to some earnings disappointments and falling bond prices for specific issuers. We continue to believe that defaults and credit problems will rise in 1995 and 1996, but be moderate by historic standards.

Investment Strategy & Outlook
For the six-month period ended August 31, 1995, total investment return on the Fund's Common Stock was +11.83%, based on a change in the per share net asset value from $11.75 to $12.44, and assuming reinvestment of $0.674 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.73%. Throughout the six-month period, the Fund was, on average, 18% leveraged. On August 31, 1995, the Fund was 15.8% leveraged, having borrowed $19.7 million of the $60 million of credit available at an average borrowing cost of 6.625%.

Corporate High Yield Fund II, Inc.'s performance benefited from strength in high-yield market sectors where we are somewhat overweighted. Outperforming sectors in the portfolio included media, which includes such areas as broadcasting/cable, telecommunications and communications. Other outperforming sectors were transportation services, airlines and the food and beverage category. The broadcasting/cable sector rebounded because investors reassessed the asset values of cable television competitor American Telecasting, Inc. The telecommunications sector results reflected increased investor confidence in Argentina, where most of our telephone investments are located. During the past six months, we added exposure to these sectors, including Telecom Argentina S.A., Horizon Cellular Telephone and Dial Page, Inc. The airline segment benefited from stronger earnings, particularly at USAir Inc. We used the opportunity to sell our position in Delta Air Lines Inc. Underperforming sectors included cyclical industries such as steel, specialty retail and building materials, where concerns about weakening earnings prospects resulted in lower bond prices.

Company-specific events aided bond prices of several issuers in the portfolio. Nextel Communications Inc., Dial Page, Inc. and Fresh Del Monte Produce Corp. bond prices surged on news of actual or potential equity investment. The acquisition of Dial Page by Mobile Media was completed, and the bonds were called at a comfortable profit. Fort Howard Corp. bonds were buoyed by an initial public stock offering, and we used that opportunity to sell our position.

The Fund also benefited from its investment in emerging markets bonds, which are primarily in strongly positioned and well-capitalized corporate issuers. As of August 31, 1995, the Fund held 7.4% of total high-yield assets in this sector, with 5.6% in bonds of Argentine issuers. These bonds rebounded sharply since the beginning of the year on favorable economic news from Argentina and other Latin American countries. We added to our positions throughout the six-month period ended August 31, 1995 and continue to believe these bonds represent good value relative to the high-yield universe.

In March and April, high-yield bonds reached historically tight spreads to Treasury securities. At that point, we took advantage of the relatively high valuations of high-yield bonds and began to sell into the rally and deleverage significantly. Leverage was reduced from a near 30% average from December 1994 through mid-March 1995, to a low of 9.5% in June. Given the favorable high-yield environment this summer, we increased leverage modestly to the current 15.8%. However, given our concerns about the long-term fundamentals of fixed-income markets, we will be cautious in our use of leverage. Less leverage will likely reduce the Fund's dividend yield from previous levels. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Positions sold during the six-month period ended August 31, 1995 were generally in lower-yielding bonds that traded to unusually tight spreads over Treasury securities, including ADT Operations Inc., A.K. Steel Holding Corp., Gulf Canada Resources Ltd. and National Medical Enterprises Inc. We also sold positions in bonds where we saw potential for earnings disappointment, including Penn Traffic Co. Positions bought on balance were at significantly wider spreads to Treasury securities than positions sold, but with only a modest reduction in credit quality. We focused our purchases on higher-yielding bonds with stable or improving earnings prospects, and either substantial appreciation potential or a high coupon to enhance current yield. Among our purchases were Kaiser Aluminum & Chemical Corp., 12.75% due 2003, and Argentine issuers including Telecom Argentina S.A., a telephone company, and Yacimientos Petroliferos Fiscales S.A., a major international oil producer.

The average maturity of the portfolio was 8 years, 4 months on August 31, 1995. At the close of the six-month period, major industries represented in the portfolio included: hotels and casinos, 10% of total high-yield investments; energy, 9.2%;
communications, 7.0%; utilities, 6.9%; and consumer products, 6.1%.

In Conclusion
We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs and objectives in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager





(Elizabeth M. Phillips)
Elizabeth M. Phillips
Vice President and Portfolio Manager




October 6, 1995

SCHEDULE OF INVESTMENTS
                  S&P       Moody's     Face                                                                       Value
INDUSTRIES       Rating     Rating     Amount                Corporate Bonds                      Cost           (Note 1a)
Airlines--2.7%                                    USAir Inc.:
                 BB          B1   $ 1,851,018       11.20% due 3/19/2005**                   $  1,628,896      $  1,895,813
                 BB-         B1     1,000,000       10.375% due 3/01/2013                         955,000           935,000
                                                                                             ------------      ------------
                                                                                                2,583,896         2,830,813


Auto &           A           A3       500,000     Walbro Corp., 9.875% due 7/15/2005              498,250           497,500
Truck--0.5%


Broadcasting/    CCC+        Caa    3,948,149     American Telecasting, Inc.,
Cable--3.3%                                       13.486% due 6/15/2004*                        2,465,140         2,270,186
                 NR+++       NR+++     18,350     American Telecasting, Inc. (Warrants) (a)        --                55,050
                 CCC         B3     1,961,000     Australis Media Ltd., 14% due
                                                  5/15/2003* (b)                                1,037,322         1,127,575
                                                                                             ------------      ------------
                                                                                                3,502,462         3,452,811


Broadcasting &   B           B3       340,000     The Katz Corp., 12.75% due 11/15/2002           357,850           367,200
Publishing       B+          B3     1,925,000     Sinclair Broadcast Group, Inc., 10%
--2.2%                                            due 12/15/2003                                1,799,875         1,934,625
                                                                                             ------------      ------------
                                                                                                2,157,725         2,301,825


Building         B           Ba3    2,000,000     InterCity Products Corp., 9.75%
Products--1.6%                                    due 3/01/2000                                 1,975,000         1,710,000



Capital          B+          B3     1,000,000     Sequa Corp., 9.375% due 12/15/2003            1,020,625           910,000
Goods--0.9%


Cellular         CCC         Caa    2,000,000     Dial Page, Inc., 12.25% due 2/15/2000         2,063,062         2,170,000
Telephones       CCC+        Caa    2,000,000     Horizon Cellular Telephone, 11.676%
--3.6%                                            due 10/01/2000*                               1,569,478         1,670,000
                                                                                             ------------      ------------
                                                                                                3,632,540         3,840,000


Chemicals--2.0%  B+          Ba3    3,000,000     G-I Holdings Inc., 10.45% due
                                                  10/01/1998* (f)                               2,184,169         2,145,000

Communications-- CCC+        B3     1,000,000     Nextel Communications Inc., 11.966%
8.1%                                              due 8/15/2004*                                  612,491           485,000
                 B-          B3     3,500,000     Pan Am Sat L.P., 10.65% due 8/01/2003*        2,595,189         2,730,000
                 BB-         B2     2,000,000     Rogers Communications, Inc., 10.875%
                                                  due 4/15/2004                                 2,005,000         2,050,000
                 CCC+        B3     2,000,000     USA Mobile Communications Holdings,
                                                  Inc., 9.50% due 2/01/2004                     1,965,000         1,840,000
                 B+          B3     1,515,000     Videotron Holdings PLC, 11% due
                                                  7/01/2004*                                      939,364           958,238
                 B+          B3     1,000,000     Videotron Holdings PLC, 11% due
                                                  8/15/2005*                                      588,162           552,500
                                                                                             ------------      ------------
                                                                                                8,705,206         8,615,738


Conglomerates--  BB-         B1     2,000,000     Coltec Industries, Inc., 10.25%
2.4%                                              due 4/01/2002                                 2,135,000         2,080,000
                 BB-         B1       500,000     Sherritt Inc., 9.75% due 4/01/2003              485,625           505,000
                                                                                             ------------      ------------
                                                                                                2,620,625         2,585,000


Consumer         NR+++       B3     1,000,000     Cabot Safety, 12.50% due 7/15/2005 (e)        1,000,000         1,040,000
Products--7.1%   B           NR+++  2,000,000     Coleman Holdings, Inc., 10.65%
                                                  due 5/27/1998*                                1,507,316         1,540,000
                 B-          Caa    2,000,000     Polymer Group Inc., 12.75% due
                                                  7/15/2002 (e)                                 1,958,750         2,040,000
                 B           B2     2,000,000     Revlon Consumer Products Corp.,
                                                  9.375% due 4/01/2001                          1,753,110         1,965,000
                 NR+++       B3     1,000,000     Selmer Co. Inc., 11% due 5/15/2005 (e)        1,000,000           960,000
                                                                                             ------------      ------------
                                                                                                7,219,176         7,545,000


Containers       B           B2     2,000,000     Anchor Glass Container Corp., 9.875%
--4.3%                                            due 12/15/2008                                2,035,000         1,640,000
                 B-          Caa    1,000,000     Ivex Holdings Corp., 11.914% due
                                                  3/15/2005*                                      606,552           570,000
                 B-          B3     2,485,000     Silgan Holdings, Inc., 11.992% due
                                                  12/15/2002*                                   2,305,211         2,317,262
                                                                                             ------------      ------------
                                                                                                4,946,763         4,527,262

Energy--10.7%    BB-         Ba3      500,000     California Energy Company, Inc.,
                                                  9.875% due 6/30/2003                            500,000           505,000
                 B-          B2       500,000     Falcon Drilling Company, Inc., 9.75%
                                                  due 1/15/2001                                   500,000           492,500
                 BB-         B1     2,000,000     Maxus Energy Corp., 11.50% due
                                                  11/15/2015                                    2,130,000         2,010,000
                 BBB-        NR+++  2,000,000     Oleoducts Central S.A., 9.35% due
                                                  9/01/2005 (e)                                 2,000,000         1,980,000
                 B-          Caa    1,000,000     Transamerican Refining Corporation,
                                                  16.50%+++++ due 2/15/2002                       990,002         1,070,000
                 NR+++       NR+++      8,417     Transamerican Refining Corporation
                                                  (Warrants) (a)                                   20,193            29,459
                 BB+         B2     2,000,000     TransTexas Gas Corp., 11.50% due
                                                  6/15/2002                                     2,000,000         2,095,000
                 B+          B1     2,510,000     Triton Energy Corp., 9.75% due
                                                  12/15/2000*                                   2,220,009         2,284,100
                 BB-         B1     1,000,000     Yacimentos Petroliferos Fiscales S.A.
                                                  (Sponsored) (ADR), 8% due 2/15/2004++++         687,500           832,500
                                                                                             ------------      ------------
                                                                                               11,047,704        11,298,559


Entertainment    B           Caa    2,000,000     Marvel Holdings Inc., 9.125%
--1.9%                                            due 2/15/1998                                 1,780,000         1,830,000
                 CCC-        B3     3,604,000     Spectravision, Inc., 11.65% due
                                                  12/01/2002++ (f)                              3,230,551           139,655
                                                                                             ------------      ------------
                                                                                                5,010,551         1,969,655


Financial        B+          B1     2,000,000     Lomas Mortgage USA, 10.25% due
Services--5.0%                                    10/01/2002                                    2,091,250         1,400,000
                 BB-         B1     2,000,000     Penncorp Financial, 9.25% due
                                                  12/15/2003                                    2,000,000         2,000,000
                 BB-         B1     2,000,000     Reliance Group Holdings Inc., 9.75%
                                                  due 11/15/2003                                2,010,000         1,940,000
                                                                                             ------------      ------------
                                                                                                6,101,250         5,340,000


Food &           B           B3       500,000     Curtice Burns Foods, Inc., 12.25% due
Beverage--4.3%                                    2/01/2005                                       500,000           532,500
                 B-          B2     2,000,000     Envirodyne Industries, Inc., 10.25%
                                                  due 12/01/2001                                2,037,500         1,620,000
                 B           B3     3,000,000     Fresh Del Monte Produce Corp., 10% due
                                                  5/01/2003                                     2,875,000         2,400,000
                                                                                             ------------      ------------
                                                                                                5,412,500         4,552,500


Government       BB-         B1     2,000,000     Republic of Argentina, 8.375% due
Obligations                                       12/20/2003                                    1,901,500         1,465,000
--1.4%

Home Builders--  B           B3     1,000,000     Greystone Homes Inc., 10.75% due
0.8%                                              3/01/2004                                     1,000,000           877,500


Hotels--0.9%     BB-         B1     1,000,000     Host Marriot Hospitality, Inc.,
                                                  9.50% due 5/15/2005(e)                          963,953           961,250


Hotels &         BB          B1     2,000,000     Bally's Park Place, Inc., 9.25% due
Casinos--11.5%                                    3/15/2004                                     1,942,500         1,885,000
                 NR+++       Caa    1,500,000     Capital Gaming International, Inc.,
                                                  11.50% due 2/01/2001 (f)                      1,178,255           825,000
                 NR+++       NR+++     34,125     Capital Gaming International, Inc.
                                                  (Warrants) (a)                                  168,019             1,066
                 B+          B2     3,000,000     GB Property Funding Corp., 10.875%
                                                  due 1/15/2004                                 2,952,500         2,610,000
                 B+          B1     2,000,000     Harrah's Jazz Company, 14.25% due
                                                  11/15/2001                                    2,000,000         1,987,500
                 B           B2     2,000,000     Showboat, Inc., 13% due 8/01/2009             1,970,000         2,145,000
                 B+          B3     3,000,000     Trump Plaza Funding, Inc., 10.875%
                                                  due 6/15/2001                                 2,963,750         2,760,000
                                                                                             ------------      ------------
                                                                                               13,175,024        12,213,566



SCHEDULE OF INVESTMENTS (concluded)
                  S&P       Moody's     Face                                                                       Value
INDUSTRIES       Rating     Rating     Amount                Corporate Bonds                      Cost           (Note 1a)
Industrial       B-          B3    $  250,000     Day International Corp., 11.125%
Services--2.4%                                    due 6/01/2005 (e)                          $    250,000      $    259,375
                 B           B1       750,000     SHL Systemhouse, Inc., 12.25% due
                                                  9/01/2001 (d)                                   750,000           759,375
                 B-          Caa    1,500,000     Southeastern Public Service Company,
                                                  11.875% due 2/01/1998                         1,500,000         1,500,000
                                                                                             ------------      ------------
                                                                                                2,500,000         2,518,750


Industrials      B-          B3     1,000,000     Crain Industries, Inc., 13.50% due
--0.9%                                            8/15/2005(e)                                  1,000,000         1,005,000

Metals &         B-          B2     2,000,000     Kaiser Aluminum & Chemical Corp.,
Mining--5.0%                                      12.75% due 2/01/2003                          2,090,000         2,180,000
                                                  Maxxam Group, Inc.:
                 B-          B3     2,000,000       11.25% due 8/01/2003                        1,990,000         1,900,000
                 B-          B3     1,835,000       14.726% due 8/01/2003*                      1,120,862         1,201,925
                                                                                             ------------      ------------
                                                                                                5,200,862         5,281,925


Paper--4.9%      BB-         Ba3    1,000,000     Repap New Brunswick, Inc., 9.875%
                                                  due 7/15/2000                                 1,000,000         1,000,000
                 B+          B1     1,000,000     Repap Wisconsin Finance, Inc., 9.25%
                                                  due 2/01/2002                                   872,500           965,000
                 B           B1     2,000,000     Riverwood International Corp., 11.25%
                                                  due 6/15/2002                                 2,175,000         2,170,000
                 B+          B1     1,000,000     S.D. Warren Co., 12% due 12/15/2004 (e)       1,000,000         1,107,500
                                                                                             ------------      ------------
                                                                                                5,047,500         5,242,500


Restaurants      CCC+        Caa    2,000,000     Flagstar Corp., 11.375% due 9/15/2003         2,075,000         1,540,000
--1.5%


Retail           B-          B3     2,000,000     Pamida Holdings Inc., 11.75%
Specialty                                         due 3/15/2003                                 2,023,125         1,760,000
--3.0%           B-          B3     1,500,000     Specialty Retailers, Inc., 11%
                                                  due 8/15/2003                                 1,518,750         1,410,000
                                                                                             ------------      ------------
                                                                                                3,541,875         3,170,000


Steel--4.1%      NR+++       NR+++      1,500     Gulf States Steel Acquisition Corp.
                                                  (Warrants) (a)                                   16,363             2,250
                 NR+++       B1     1,500,000     Gulf States Steel Acquisition Corp.,
                                                  13.50% due 4/15/2003 (e)                      1,471,138         1,455,000
                 B+          B1     2,000,000     WCI Steel Inc., 10.50% due 3/01/2002          2,000,000         1,960,000
                 B           B2     1,000,000     Weirton Steel Corporation, 10.75%
                                                  due 6/01/2005 (e)                               940,000           920,000
                                                                                             ------------      ------------
                                                                                                4,427,501         4,337,250


Supermarkets     A           A3     2,000,000     Ralph's Grocery Co., 11% due
--1.8%                                            6/15/2005                                     1,941,250         1,880,000


Telecommuni-     BB          Ba2      250,000     Philippine Long Distance Telephone
cations--3.3%                                     Co., 9.875% due 8/01/2005                       249,968           252,500
                 NR+++       NR+++  1,500,000     Telecom Argentina S.A., 8.375% due
                                                  10/18/2000                                    1,206,250         1,320,000
                 BB-         B1     2,000,000     Telefonica de Argentina S.A., 11.875%
                                                  due 11/01/2004                                1,960,160         1,980,000
                                                                                             ------------      ------------
                                                                                                3,416,378         3,552,500

Textiles--0.9%   NR+++       NR+++  1,000,000     Decorative Home Accents, Inc., 13%
                                                  due 6/30/2002 (c)(e)                          1,000,000         1,000,000


Transportation   BB-         Ba2    2,000,000     Eletson Holdings, Inc., 9.25% due
Services--4.3%                                    11/15/2003                                    2,030,000         1,920,000
                 NR+++       NR+++  4,271,000     Transtar Holdings, Inc., 12.75% due
                                                  12/15/2003*                                   2,521,237         2,690,730
                                                                                             ------------      ------------
                                                                                                4,551,237         4,610,730


Utilities--8.0%  B+          B1     2,954,000     Beaver Valley Funding Corp., 9%
                                                  due 6/01/2017                                 2,776,415         2,447,625
                                                  CTC Mansfield Funding Corp.:
                 B+          Ba3      700,000       10.25% due 3/30/2003                          649,250           702,625
                 B+          Ba3    1,300,000       11.125% due 9/30/2016                       1,399,938         1,329,952
                 BB-         B1     1,250,000     MetroGas S.A., 12% due 8/15/2000(e)           1,250,000         1,225,000
                 NR+++       NR+++    500,000     Transportadora de Gas Del Sur S.A.,
                                                  7.75% due 12/23/1998                            433,750           442,500
                 NR+++       NR+++  2,359,520     Tucson Electric & Power Co., 10.21%
                                                  due 1/01/2009 (e)                             2,312,331         2,303,718
                                                                                             ------------      ------------
                                                                                                8,821,684         8,451,420


                                                  Total Investments in
                                                  Corporate Bonds--115.3%                     129,182,206       122,229,054


                                   Shares Held               Common Stocks

Hotels &                               40,005     Capital Gaming International, Inc. (f)          360,314            12,502
Casinos--0.0%


Supermarkets                           35,348     Grand Union Co.(f)                            2,103,750           468,361
--0.4%

                                                  Total Investments in
                                                  Common Stocks--0.4%                           2,464,064           480,863


                                   Face Amount                Short-Term Securities

Commercial                        $   922,000     General Electric Capital Corp., 5.82%
Paper***--0.9%                                    due 9/01/1995                                   922,000           922,000


                                                  Total Investments in
                                                  Short-Term Securities--0.9%                     922,000           922,000


                                                  Total Investments--116.6%                  $132,568,270       123,631,917
                                                                                             ============
                                                  Liabilities in Excess of
                                                  Other Assets--(16.6%)                                         (17,578,037)
                                                                                                               ------------
                                                  Net Assets--100.0%                                           $106,053,880
                                                                                                               ============






                *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
               **Subject to principal paydowns.
              ***Commercial Paper is traded on a discount basis; the interest rate shown is the rate paid at the time of purchase by the Fund.
               ++Represents a pay-in-kind security which may pay interest in additional face.
             ++++American Depositary Receipts (ADR).
              +++Not Rated.
            +++++Coupon rate resets periodically.  The coupon rate shown is the rate in effect at August 31, 1995.
              (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and the number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
              (b)Each $1,000 face amount contains one warrant of Autrailis Media
                 Ltd..
              (c)Each $1,000 face amount contains one share Decorative Home
                 Accents, Inc.'s Class F common stock.
              (d)Each $1,000 face amount contains one warrant of SHL Systemhouse,
                 Inc.
              (e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $16,257,000, representing 15.3% of net assets.

                                                                      Acquisition                     Value
                 Issue                                                  Date(s)         Cost        (Note 1a)
                 Cabot Safety, 12.50% due 7/15/2005                    6/29/1995     $1,000,000     $1,040,000
                 Crain Industries, Inc., 13.50% due 8/15/2005          8/22/1995      1,000,000      1,005,000
                 Day International Corp., 11.125% due 6/01/2005        5/26/1995        250,000        259,375
                 Decorative Home Accents, Inc.,13% due 6/30/2002       6/30/1995      1,000,000      1,000,000
                 Gulf States Steel Acquisition Corp., 13.50% due
                 4/15/2003                                             4/12/1995      1,471,138      1,455,000
                 Host Marriot Hospitality, Inc.,9.50% due 5/15/2005    2/23/1995        963,953        961,250
                 MetroGas S.A., 12% due 8/15/2000                     8/07/1995-
                                                                       9/07/1995      1,250,000      1,225,000
                 Oleoducts Central S.A., 9.35% due 9/01/2005           6/21/1995      2,000,000      1,980,000
                 Polymer Group Inc., 12.75% due 7/15/2002             7/07/1994-
                                                                       3/16/1995      1,958,750      2,040,000
                 S.D. Warren Co., 12% due 12/15/2004                  12/13/1994      1,000,000      1,107,500
                 Selmer Co. Inc., 11% due 5/15/2005                    5/18/1995      1,000,000        960,000
                 Tucson Electric & Power Co., 10.21% due 1/01/2009     3/23/1994      2,312,331      2,303,718
                 Weirton Steel Corporation, 10.75% due 6/01/2005       6/30/1995        940,000        920,000

                 Total                                                              $16,146,172    $16,256,843
                                                                                    ===========    ===========

              (f)Non-income producing security.

                 Ratings of issues shown have not been audited by Deloitte & Touche LLP.



                 See Notes to Financial Statements.




STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$132,568,270) (Note 1a)                         $123,631,917
                    Cash                                                                                          10,925
                    Receivables:
                      Interest                                                             $  2,717,758
                      Securities sold                                                            15,000        2,732,758
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      37,950
                    Prepaid expenses and other assets                                                             32,679
                                                                                                            ------------
                    Total assets                                                                             126,446,229
                                                                                                            ------------

Liabilities:        Payables:
                      Loans (Note 5)                                                         19,750,000
                      Dividends to shareholders (Note 1f)                                       321,168
                      Interest on loans (Note 5)                                                182,985
                      Investment adviser (Note 2)                                                52,634
                      Commitment fees                                                            24,865       20,331,652
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        60,697
                                                                                                            ------------
                    Total liabilities                                                                         20,392,349
                                                                                                            ------------


Net Assets:         Net assets                                                                              $106,053,880
                                                                                                            ============


Capital:            Common stock, par value $.10 per share; 200,000,000 shares authorized                   $    852,290
                    Paid-in capital in excess of par                                                         118,870,260
                    Undistributed investment income--net                                                         800,660
                    Accumulated realized capital losses on investments--net (Note 6)                          (5,532,977)
                    Unrealized depreciation on investments--net                                               (8,936,353)
                                                                                                            ------------
                    Net Assets--Equivalent to $12.44 per share based on 8,522,896 shares of
                    capital stock outstanding (market price $12.00)                                         $106,053,880
                                                                                                            ============




STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 1995
Investment Income   Interest and discount earned                                                            $ 14,983,933
(Note 1d):          Other                                                                                        100,786
                                                                                                            ------------
                    Total income                                                                              15,084,719
                                                                                                            ------------

Expenses:           Loan interest expense (Note 5)                                                             2,192,837
                    Investment advisory fees (Note 2)                                                            670,766
                    Borrowing cost (Note 5)                                                                      140,529
                    Professional fees                                                                            111,512
                    Accounting services (Note 2)                                                                  66,737
                    Directors' fees and expenses                                                                  45,298
                    Transfer agent fees                                                                           31,553
                    Printing and shareholder reports                                                              22,421
                    Custodian fees                                                                                12,804
                    Amortization of organization expenses (Note 1e)                                               11,729
                    Pricing services                                                                               5,912
                    Listing fees                                                                                     250
                    Other                                                                                         31,689
                                                                                                            ------------
                    Total expenses                                                                             3,344,037
                                                                                                            ------------
                    Investment income--net                                                                    11,740,682
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (4,451,502)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      5,517,040
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 12,806,220
--Net (Notes 1b,                                                                                            ============
1d & 3):



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the      For the  Period
                                                                                               Year        November 26,
                                                                                              Ended          1993++ to
                                                                                            August 31,       August 31,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income--net                                                 $ 11,740,682     $  8,641,131
                    Realized loss on investments--net                                        (4,451,502)      (1,058,878)
                    Change in unrealized depreciation on investments--net                     5,517,040      (14,453,393)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          12,806,220       (6,871,140)
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                  (11,976,116)      (7,627,634)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                            (11,976,116)      (7,627,634)
                                                                                           ------------     ------------

Capital Share       Value of shares sold to Common Stock shareholders                         3,527,544      116,286,687
Transactions        Offering costs resulting from the issuance of shares                             --         (191,686)
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                              3,527,544      116,095,001
                                                                                           ------------     ------------


Net Assets:         Total increase in net assets                                              4,357,648      101,596,227
                    Beginning of period                                                     101,696,232          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $106,053,880     $101,696,232
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $    800,660     $  1,013,497
                                                                                           ============     ============

                  ++Commencement of Operations.



                    See Notes to Financial Statements.



STATEMENT OF CASH FLOWS
                    For the Year Ended August 31, 1995
Cash Provided       Net increase in net assets resulting from operations                                    $ 12,806,220
by Operating        Adjustments to reconcile net increase (decrease) in net assets
Activities:         resulting from operations to net cash provided by (used for)
                    operating activities:
                      Decrease in receivables                                                                    776,447
                      Decrease in other assets                                                                    59,763
                      Decrease in other liabilities                                                              (35,128)
                      Realized and unrealized gain on investments--net                                        (1,065,538)
                      Amortization of premium and discount                                                    (2,864,462)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  9,677,302
                                                                                                            ------------


Cash Provided by    Proceeds from sales of long-term investments                                             104,863,804
Investing           Purchases of long-term investments                                                       (81,956,295)
Activities:         Purchases of short-term investments                                                     (317,499,122)
                    Proceeds from sales and maturities of short-term investments--net                        318,753,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                 24,161,387
                                                                                                            ------------

Cash Used for       Short-term borrowings--net                                                               (25,250,000)
Financing           Dividends paid to shareholders                                                            (8,581,230)
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                   (33,831,230)
                                                                                                            ------------


Cash:               Net decrease in cash                                                                           7,459
                    Cash at beginning of year                                                                      3,466
                                                                                                            ------------
                    Cash at end of year                                                                     $     10,925
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  2,144,025
Information:                                                                                                ============


Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders                 $  3,527,544
Financing                                                                                                   ============
Activities:


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                             For the
                                                                                                              Period
                    The following per share data and ratios have been derived               For the         November 26,
                    from information provided in the financial statements.                 Year Ended        1993++ to
                                                                                            August 31,       August 31,
                    Increase (Decrease) in Net Asset Value:                                   1995             1994
Per Share           Net asset value, beginning of period                                   $      12.37     $      14.18
Operating                                                                                  ------------     ------------
Performance:          Investment income--net                                                       1.40             1.06
                      Realized and unrealized gain (loss) on investments--net                       .10            (1.91)
                                                                                           ------------     ------------
                    Total from investment operations                                               1.50             (.85)
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                    (1.43)            (.94)
                                                                                           ------------     ------------
                    Capital charge resulting from the issuance of Common Stock                       --             (.02)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      12.44      $     12.37
                                                                                           ============     ============
                    Market price per share, end of period                                  $      12.00      $    12.125
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                           13.41%           (6.27%)+++
Return:**                                                                                  ============     ============
                    Based on market price per share                                              11.61%          (13.15%)+++
                                                                                           ============     ============


Ratios to           Expenses, net of reimbursement and excluding interest expense                  .86%            .50%*
Average                                                                                    ============     ============
Net Assets:         Expenses, net of reimbursement                                                2.49%           1.68%*
                                                                                           ============     ============
                    Expenses                                                                      2.49%           2.00%*
                                                                                           ============     ============
                    Investment income--net                                                        8.73%           8.75%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $    106,054     $    101,696
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           61.97%           42.21%
                                                                                           ============     ============

                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment return excludes the effects of sales loads.



                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $22,597 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifica-tions have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner, & Smith Inc. ("MLPF&S"), $4,542 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $80,460,045 and $104,878,804, respectively.

Net realized and unrealized losses as of August 31, 1995 were as follows:

                                    Realized      Unrealized
                                     Losses         Losses

Long-term investments           $  (4,451,502) $  (8,936,353)
                                -------------  -------------
Total                           $  (4,451,502) $  (8,936,353)
                                =============  =============


As of August 31, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $9,296,128, of which $2,737,153 related to appreciated securities and $12,033,281 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $132,928,045.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the year ended August 31, 1995, shares issued and outstanding increased by 298,579 to 8,522,896 as a result of dividend reinvestment. At August 31,1995, total paid-in capital amounted to $119,722,550.

5. Short-Term Borrowings:
On February 4, 1995, the Fund renewed its one-year loan commitment in the amount of $60,000,000 bearing interest on outstanding balances at the Federal Funds rate plus 0.75%, an alternate base rate plus 0.75%, and/or LIBOR plus 0.75%. Borrowings under this commitment are subject to certain limitations contained in the credit agreement. For this commitment, the Fund pays one fifth of 1% of the unused principal amount. From September 1, 1994 to August 31, 1995, the average amount borrowed was $21,335,616 and the daily weighted average interest rate was 6.54%. For the year ended August 31, 1995, facility and commitment fees aggregated approximately $140,529.

6. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $2,725,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 1995, the related statements of operations for the year then ended, changes in net assets for the year then ended and the period November 26, 1993 (commencement of operations) to August 31, 1994, and cash flows for the year then ended, and the financial highlights for the year then ended and the period November 26, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 6, 1995
</AUDIT-REPORT>

PORTFOLIO INFORMATION (unaudited)
                                                                                                                    Percent of
                As of August 31, 1995                                                                               Net Assets
Ten Largest     Maxxam Group, Inc.             Maxxam is a holding company whose affiliate, Kaiser
Holdings        11.25%        8/01/2003        Aluminum, is a leading producer of aluminum. Kaiser's
                14.726%       8/01/2003        common stock secures these bonds. Through subsidiaries, Pacific
                                               Lumber and Britt Lumber, Maxxam is the largest producer of
                                               premium grade redwood lumber in the world.                                 2.9%

                USAir Inc.                     USAir is the sixth largest US airline with major hubs in
                11.20%        3/19/2005        Pittsburgh, Charlotte, Philadelphia and   Baltimore. Our investment
                10.375%       3/01/2013        is in equipment trust certificates secured by modern, saleable
                                               aircraft.                                                                  2.7%

                Trump Plaza Funding, Inc.      Trump Plaza Funding owns and operates Trump Plaza Hotel &
                10.875%       6/15/2001        Casino on the boardwalk in Atlantic City. The bonds are first
                                               mortgage notes secured by the hotel and casino property.                   2.6%

                Pan Am Sat L.P.                Pan Am Sat operates three communications satellites that service
                10.65%        8/01/2003        the Americas, especially Latin America and the Far East. Additional
                                               satellites are scheduled for launch in 1995 through 1997.                  2.6%

                Transtar Holdings Inc.         Transtar is a transportation holding company with seven railroads,
                12.75%       12/15/2003        a Great Lakes shipping fleet, and an inland barge operation. Transtar provides sole rail access and primary water transport for nearly all
                                               the steel plants of USX.                                                   2.5%

                GB Property Funding Corp.      GB Property Funding finances the Sands Casino in Atlantic City
                10.875%       1/15/2004        which is the ultimate security for these first mortgage notes.             2.5%

                Beaver Valley Funding Corp.    Beaver Valley Funding II finances Centerior Energy's share in
                9%            6/01/2017        Beaver Valley II, a nuclear power plant in Ohio. Our bonds are
                                               secured lease obligation bonds.                                            2.3%

                Fresh Del Monte                Fresh Del Monte is a world leader in fresh tropical fruits, primarily
                Produce Corp.                  bananas, but also pineapples and melon. The company is the third
                10%           5/01/2003        largest marketer of bananas in the world.                                  2.3%

                American Telecasting, Inc.     The company is the largest wireless cable operator in the US. The
                13.486%       6/15/2004        company's total service area, when fully built-out, will cover over
                (Warrants)                     8 million homes. The company's largest operating markets are Denver,
                                               Portland, Orlando and Columbus.                                            2.2%

                Silgan Holdings, Inc.          Silgan produces packaging products. The company is the largest US
                11.992%      12/15/2002        producer of metal food cans and of aluminum soft drink cans. The company also has a significant market share in plastic containers for personal care, food, household, and pharmaceutical products and
                                               juice containers.                                                         2.2%

Quality
Ratings

The quality ratings of securities in the Fund as of August 31, 1995 were as follows:

Rating++                     Percent of Net Assets

B or lower                                  67%
BB                                          26%
NR(Not Rated)                                7%

[FN]
++The quality ratings shown are weighted averages by Standard &
  Poor's Corp. and Moody's Investors Service, Inc.